UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund:	BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2009

Date of reporting period: 03/01/2008 – 08/31/2008

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock Debt Strategies
Fund, Inc. (DSU)

SEMI-ANNUAL REPORT
AUGUST 31, 2008 | (UNAUDITED)

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous year for investors, marked by almost daily headlines related to the beleaguered housing market, rising food and energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone shortly after the close of this reporting period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has been aggressive in its attempts to restore order in financial markets. Key moves included slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008 and providing numerous cash injections and lending programs. As the credit crisis took an extreme turn for the worse in September, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though the recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility (steep declines and quick recoveries), generally posting losses for the current reporting period. Small-cap stocks fared significantly better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.83% by period-end when credit fears resurfaced. Tax-exempt issues posted positive returns, but problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. Economic and financial market distress also dampened the performance of high yield issues, which were very volatile due to the macro factors noted above.

Overall, severe market instability resulted in mixed results for the major benchmark indexes:

Total returns as of August 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(2.57)%	(11.14)%

Small cap U.S. equities (Russell 2000 Index)	8.53	(5.48)

International equities (MSCI Europe, Australasia, Far East Index)	(10.18)	(14.41)

Fixed income (Lehman Brothers U.S. Aggregate Index)	0.18	5.86

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	5.12	4.48

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	0.74	(0.66)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2008

Investment Objective

BlackRock Debt Strategies Fund, Inc. (DSU) (the “Fund”) seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s) or unrated debt instruments of comparable quality.

Performance

For the six months ended August 31, 2008, the Fund returned (0.35)% based on market price and (1.33)% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (6.14)% on a NAV basis. All returns reflect reinvestment of dividends. During the period, high yield loans — which made up about 44% of the Fund’s portfolio as of August 31, 2008 — outperformed high yield bonds, which aided relative performance as most of the other funds in the Lipper category invest primarily in high yield bonds. As of August 31, 2008, the Fund was more modestly leveraged (27% of managed assets) than many of its counterparts, which also helped relative performance in a very challenging market. The Fund’s discount to NAV, which narrowed modestly during the six months, accounts for the difference between performance based on price and performance based on NAV.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	DSU
Initial Offering Date	March 27, 1998
Yield on Closing Market Price as of August 31, 2008 ($5.10)[1]	12.47%
Current Monthly Distribution per share of Common Stock[2]	$0.053
Current Annualized Distribution per share of Common Stock[2]	$0.636
Leverage as of August 31, 2008[3]	27%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value:

	8/31/08	2/29/08	Change	High	Low

Market Price	$5.10	$5.43	(6.08)%	$5.88	$4.61
Net Asset Value	$5.18	$5.57	(7.00)%	$5.69	$5.18

The following charts show the Fund’s portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

Asset Mix	8/31/08	2/29/08

Corporate Bonds	51%	57%
Floating Rate Loan Interests	44	39
Common Stocks	5	3
Preferred Stocks	—	1

Credit Quality Allocations[4]

Credit Rating	8/31/08	2/29/08

AA/Aa	2%	—
BBB/Baa	1	1%
BB/Ba	8	14
B/B	59	51
CCC/Caa	20	20
CC/Ca	3	3
D	—	1
Not Rated	7	10

[4]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

4	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

The Benefits and Risks of Leveraging

The Fund may utilize leverage through borrowings or issuance of short-term debt securities. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental yield.

Leverage creates risks for shareholders including the likelihood of greater NAV and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings may reduce the yield and negatively impact its NAV and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced.

Under the Investment Company Act of 1940, the Fund is permitted to borrow through a credit facility and the issuance of short-term debt securities up to 33 1/3% of total managed assets. As of August 31, 2008, the Fund had outstanding leverage from credit facility borrowings as a percentage of total managed assets as follows:

Percent of Leverage

BlackRock Debt Strategies Fund, Inc.	27%

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	5

Schedule of Investments August 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Aerospace & Defense — 1.3%
Alliant Techsystems, Inc., 3%, 8/15/24 (a)(b)	USD	5,000	$7,318,750

Auto Components — 0.6%
Allison Transmission, Inc. (b):
11%, 11/01/15		170	156,400
11.25%, 11/01/15 (c)		1,560	1,372,800
The Goodyear Tire & Rubber Co., 8.625%, 12/01/11		2	2,060
Lear Corp., 8.75%, 12/01/16		700	526,750
Metaldyne Corp., 11%, 6/15/12		9,350	1,449,250
Venture Holdings Co. LLC (d)(e):
12%, 6/01/09		4,450	—
Series B, 9.50%, 7/01/05 (f)(i)		1,800	180

			3,507,440

Building Products — 2.0%
CPG International I, Inc.:
9.904%, 7/01/12 (g)		7,500	5,700,000
10.50%, 7/01/13		1,300	1,001,000
Momentive Performance Materials, Inc. Series WI, 9.75%, 12/01/14		1,050	947,625
Ply Gem Industries, Inc., 11.75%, 6/15/13 (b)		4,055	3,690,050

			11,338,675

Capital Markets — 1.9%
E*Trade Financial Corp., 12.50%, 11/2017 (b)		10,000	10,700,000

Chemicals — 6.2%
American Pacific Corp., 9%, 2/01/15		1,490	1,445,300
ArCo Chemical Co., 9.80%, 2/01/20		3,550	2,573,750
GEO Specialty Chemicals Corp. (a):
7.50%, 3/31/15 (b)(c)(e)		3,844	2,877,894
11.283%, 12/31/09		6,415	4,803,231
Hanna (M.A.) Co., 6.89%, 9/22/08		2,500	2,500,000
Hexion U.S. Finance Corp., 7.304%, 11/15/14 (g)		5,100	3,888,750
MacDermid, Inc., 9.50%, 4/15/17 (b)		6,360	5,819,400
NOVA Chemicals Corp., 5.953%, 11/15/13 (g)		12,305	10,582,300

			34,490,625

Commercial Banks — 0.3%
Investcorp SA, 7.54%, 10/21/08		1,500	1,500,206

Commercial Services & Supplies — 1.0%
US Investigations Services, Inc., 10.50%, 11/01/15 (b)		3,400	3,026,000
West Corp., 11%, 10/15/16		3,270	2,558,775

			5,584,775

Construction Materials — 1.8%
Nortek Holdings, Inc., 10%, 12/01/13 (b)		6,830	6,386,050
Nortek, Inc., 8.50%, 9/01/14		5,850	3,568,500

			9,954,550

Containers & Packaging — 4.8%
Berry Plastics Holding Corp.:
6.651%, 9/15/14 (g)		375	281,250
8.875%, 9/15/14		390	323,700
Graphic Packaging International Corp., 9.50%, 8/15/13		705	662,700
Packaging Dynamics Finance Corp., 10%, 5/01/16 (b)		6,215	4,195,125

Corporate Bonds		Par (000)	Value

Containers & Packaging (concluded)
Smurfit Kappa Funding Plc, 7.75%, 4/01/15	USD	13,625	$11,990,000
Smurfit-Stone Container Enterprises, Inc.:
8.375%, 7/01/12		1,600	1,404,000
8%, 3/15/17		2,600	2,080,000
Wise Metals Group LLC, 10.25%, 5/15/12		6,325	5,581,812

			26,518,587

Diversified Consumer Services — 0.6%
NBC Acquisition Corp., 11%, 3/15/13 (h)		3,875	3,119,375

Diversified Financial Services — 2.6%
Archimedes Funding III Ltd., 5.50%, 11/29/11 (b)		5,744	2,871,845
FCE Bank Plc, 7.125%, 1/16/12	EUR	7,800	9,544,120
Ford Motor Credit Co. LLC, 5.538%, 1/13/12 (g)	USD	2,680	1,978,657

			14,394,622

Diversified Telecommunication Services — 0.4%
Qwest Corp., 6.026%, 6/15/13 (g)		2,675	2,474,375

Electric Utilities — 0.9%
NSG Holdings LLC, 7.75%, 12/15/25 (b)		5,380	5,164,800

Electronic Equipment & Instruments — 0.5%
Muzak Holdings, LLC, 13%, 3/15/10 (h)		2,675	1,337,500
NXP BV, 5.541%, 10/15/13 (g)		2,195	1,706,612

			3,044,112

Food & Staples Retailing — 0.2%
Rite Aid Corp., 9.375%, 12/15/15		1,910	1,231,950

Health Care Equipment & Supplies — 3.5%
Biomet, Inc.:
10%, 10/15/17		1,200	1,296,000
10.375%, 10/15/17 (c)		1,200	1,266,000
11.625%, 10/15/17		1,600	1,682,000
DJO Finance LLC, 10.875%, 11/15/14		15,000	15,037,500

			19,281,500

Health Care Providers & Services — 0.8%
Community Health Systems, Inc. Series WI, 8.875%, 7/15/15		2,575	2,600,750
Tenet Healthcare Corp.:
6.375%, 12/01/11		515	496,975
6.50%, 6/01/12		1,150	1,112,625

			4,210,350

Hotels, Restaurants & Leisure — 5.7%
HRP Myrtle Beach Operations LLC (b):
14.50%, 4/01/14 (c)		6,892	34,458
7.383%, 4/01/12 (g)		5,000	3,900,000
12.50%, 4/01/13		5,000	2,500,000
Harrah’s Operating Co., Inc. (b):
10.75%, 2/01/16		10,131	6,813,097
10.75%, 2/01/18 (c)		4,260	2,516,178
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (b)		2,560	2,131,200
Shingle Springs Tribal Gaming Authority, 9.375%, 6/15/15 (b)		1,370	1,113,125
Snoqualmie Entertainment Authority, 6.875%, 2/01/14 (b)(g)		1,015	743,487
Station Casinos, Inc., 7.75%, 8/15/16		3,400	2,295,000

See Notes to Financial Statements.

6	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Hotels, Restaurants & Leisure (concluded)
Travelport LLC, 7.436%, 9/01/14 (g)	USD	2,600	$2,047,500
Tropicana Entertainment LLC Series WI, 9.625%, 12/15/14 (d)		530	169,600
Tunica-Biloxi Gaming Authority, 9%, 11/15/15 (b)		3,000	2,842,500
Universal City Florida Holding Co. I, 7.551%, 5/01/10 (g)		4,375	4,232,812

			31,338,957

Household Durables — 0.6%
Jarden Corp., 7.50%, 5/01/17		1,910	1,699,900
Stanley-Martin Communities LLC, 9.75%, 8/15/15		2,250	855,000
The Yankee Candle Co., Inc., 9.75%, 2/15/17		920	584,200

			3,139,100

IT Services — 0.6%
First Data Corp., 9.875%, 9/24/15 (b)		4,000	3,450,000

Independent Power Producers & Energy Traders — 1.0%
Energy Future Holding Corp., 11.25%, 11/01/17 (b)(c)		3,200	3,152,000
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/01/16 (b)(c)		2,400	2,292,000

			5,444,000

Industrial Conglomerates — 1.8%
Sequa Corp. (b):
11.75%, 12/01/15		5,100	4,488,000
13.50%, 12/01/15 (c)		6,823	5,557,844

			10,045,844

Insurance — 2.0%
Alliant Holdings I, Inc., 11%, 5/01/15 (b)		2,500	2,225,000
American International Group, Inc., 8.25%, 8/15/18 (b)		7,500	7,393,657
USI Holdings Corp., 6.679%, 11/15/14 (b)(g)		1,630	1,299,925

			10,918,582

Machinery — 1.1%
ESCO Corp., 6.651%, 12/15/13 (b)(g)		3,070	2,885,800
RBS Global, Inc., 8.875%, 9/01/16		1,685	1,571,262
Titan International, Inc., 8%, 1/15/12		1,530	1,514,700

			5,971,762

Marine — 0.3%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		465	444,075
Titan Petrochemicals Group Ltd., 8.50%, 3/18/12 (b)		1,760	950,400

			1,394,475

Media — 5.3%
Affinion Group, Inc., 10.125%, 10/15/13		1,080	1,063,800
Cadmus Communications Corp., 8.375%, 6/15/14		2,000	1,550,000
Canadian Satellite Radio Holdings, Inc., 12.75%, 2/15/14		5,000	4,212,500
Charter Communications Holdings LLC:
10%, 4/01/09		3,750	3,562,500
11.125%, 1/15/11		1,319	804,590
10%, 5/15/11		1,978	1,305,480
Mediacom LLC, 9.50%, 1/15/13		3,875	3,749,062
Network Communications, Inc., 10.75%, 12/01/13		20	14,375
Nielsen Finance LLC, 10%, 8/01/14		4,110	4,161,375

Corporate Bonds		Par (000)	Value

Media (concluded)
Sinclair Broadcast Group, Inc. Class A, 4.875%, 7/15/18 (h)	USD	3,235	$2,964,068
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		5,230	4,471,650
Windstream Regatta Holdings, Inc., 11%, 12/01/17 (b)		2,665	1,545,700

			29,405,100

Metals & Mining — 2.3%
Aleris International, Inc.:
9%, 12/15/14		1,100	858,000
10%, 12/15/16		1,500	1,046,250
RathGibson, Inc., 11.25%, 2/15/14		4,440	4,273,500
Ryerson, Inc., 10.176%, 11/01/14 (b)(g)		6,720	6,417,600

			12,595,350

Oil, Gas & Consumable Fuels — 0.9%
Chaparral Energy, Inc., 8.50%, 12/01/15		1,410	1,226,700
Compton Petroleum Finance Corp., 7.625%, 12/01/13		2,220	2,084,025
SandRidge Energy, Inc., 6.416%, 4/01/14 (b)(g)		2,000	1,875,642

			5,186,367

Paper & Forest Products — 7.0%
Abitibi-Consolidated, Inc., 6.276%, 6/15/11 (g)		6,500	2,973,750
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (b)		9,811	7,873,225
Bowater, Inc.:
9%, 8/01/09		640	595,200
5.776%, 3/15/10 (g)		7,600	6,232,000
Domtar Corp., 7.125%, 8/15/15		3,775	3,642,875
NewPage Corp.:
9.051%, 5/01/12 (g)		8,000	7,500,000
10%, 5/01/12		2,720	2,638,400
12%, 5/01/13		3,325	3,108,875
Verso Paper Holdings LLC Series B, 6.551%, 8/01/14 (g)		4,400	3,916,000

			38,480,325

Pharmaceuticals — 2.2%
Angiotech Pharmaceuticals, Inc., 6.56%, 12/01/13 (g)		5,000	4,425,000
Elan Finance Plc:
6.804%, 11/15/11 (g)		4,825	4,451,062
7.75%, 11/15/11		3,525	3,260,625

			12,136,687

Real Estate Investment Trusts (REITs) — 0.3%
RAIT Financial Trust, 6.875%, 4/15/27 (a)(b)		3,500	1,815,625

Real Estate Management & Development — 1.1%
Realogy Corp.:
10.50%, 4/15/14		4,770	2,814,300
11%, 4/15/14 (c)		4,680	2,199,600
12.375%, 4/15/15		2,815	1,294,900

			6,308,800

Road & Rail — 0.1%
Swift Transportation Co., Inc., 10.554%, 5/15/15 (b)(g)		1,350	472,500

Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor, Inc., 8.875%, 12/15/14		790	639,900
Spansion, Inc., 5.935%, 6/01/13 (b)(g)		3,370	2,342,150

			2,982,050

See Notes to Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008 7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Software — 0.2%
BMS Holdings, Inc., 10.595%, 2/15/12 (b)(c)(g)	USD	1,477	$886,013

Specialty Retail — 2.4%
Buffets, Inc., 12.50%, 11/01/14 (d)		1,440	14,400
General Nutrition Centers, Inc.:
7.199%, 3/15/14 (c)(g)		5,560	4,651,198
10.75%, 3/15/15		4,480	3,886,400
Michaels Stores, Inc.:
10%, 11/01/14		2,240	1,680,000
11.375%, 11/01/16		2,785	1,782,400
United Auto Group, Inc., 7.75%, 12/15/16		1,380	1,119,525

			13,133,923

Wireless Telecommunication Services — 4.2%
Centennial Communications Corp., 8.541%, 1/01/13 (g)		1,905	1,895,475
Cricket Communications, Inc.:
9.375%, 11/01/14		2,760	2,735,850
10.875%, 11/01/14		920	911,950
Digicel Group Ltd. (b):
8.875%, 1/15/15		3,560	3,342,128
9.125%, 1/15/15 (c)		7,248	6,550,380
FiberTower Corp. (a):
9%, 11/15/12 (b)		2,150	1,419,000
9%, 11/15/12		350	231,000
iPCS, Inc., 4.926%, 5/01/13 (g)		1,250	1,109,375
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (b)		2,600	2,502,500
Orascom Telecom Finance SCA, 7.875%, 2/08/14 (b)		755	691,731
Sprint Capital Corp., 7.625%, 1/30/11		2,150	2,150,000

			23,539,389

Total Corporate Bonds — 69.0%			382,479,541

Floating Rate Loan Interests

Aerospace & Defense — 0.1%
IAP Worldwide Services, Inc. First Lien Term Loan, 8.25%, 12/30/12	1,050	817,291

Airlines — 0.7%
Delta Air Lines, Inc. Credit-Linked Deposit Loan, 2.314% – 4.469%, 4/30/12	1,980	1,653,300
US Airways Group, Inc. Term Loan B, 4.963%, 3/22/14	2,980	2,041,300

		3,694,600

Auto Components — 2.8%
Allison Transmission, Inc. Term Loan, 5.22% – 5.56%, 8/07/14	7,593	6,810,167
Dana Holding Corp. Term Advance, 6.75%, 1/31/15	3,293	3,026,686
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.54%, 4/30/14	2,000	1,825,000
Intermet Corp.:
Letter of Credit, 2.343%, 11/08/10 (d)	1,685	1,432,407
Line of Credit, 2.343%, 11/09/10	78	66,453
Term Loan B, 7.696%, 5/15/11	122	103,992
Term Loan B, 7.696%, 11/08/10 (d)	1,163	988,151

Floating Rate Loan Interests		Par (000)	Value

Auto Components (concluded)
Metaldyne Co. LLC:
Letter of Credit, 2.338%, 1/15/12	USD	87	$48,407
Term Loan B, 6.50%, 1/15/14		588	329,171
TRW Automotive, Inc. Term Loan B, 4.313%, 12/31/13		990	945,450

			15,575,884

Automobiles — 0.2%
Ford Motor Co. Term Loan, 5.47%, 12/16/13		998	773,417
General Motors Corp. Secured Term Loan, 5.163%, 11/29/13		798	589,130

			1,362,547

Beverages — 0.2%
Culligan International Second Lien Term Loan, 9.229% – 9.615%, 5/24/13	EUR	1,500	1,100,288

Biotechnology — 0.3%
Talecris Biotherapeutics Holdings Corp. First Lien Term Loan, 5.97% – 6.31%, 12/06/13	USD	1,489	1,440,283

Building Products — 1.2%
Building Material Corp. of America Term Loan Advance, 5.438% – 5.563%, 2/24/14		2,993	2,567,317
Masonite International:
Term Loan, 4.63% – 5.046%, 4/06/13		2,447	2,084,009
U.S. Term Loan, 4.63% – 5.046%, 4/06/13		2,471	2,104,232

			6,755,558

Chemicals — 4.1%
Huish Detergents, Inc. Tranche Term Loan B, 4.81%, 4/28/14		2,977	2,697,101
Ineos Group Plc:
Term B-2, 4.885%, 12/16/13		806	681,133
Term C-2, 5.385%, 12/15/14		806	681,133
PQ Corp. (Niagara Acquisition, Inc.):
First Lien Term Loan, 5.92%, 7/30/14		2,000	1,871,250
Second Lien Term Loan, 9.30%, 5/29/16		12,500	10,812,500
Rockwood Specialties Group, Inc. Tranche E Term Loan, 4.299%, 7/30/12		614	587,999
Solutia, Inc. Term Loan, 8.50%, 2/28/14		3,250	3,131,174
Wellman, Inc. Second Lien Term Loan, 9.989%, 2/10/09 (d)(i)		10,000	2,000,000

			22,462,290

Commercial Services & Supplies — 2.6%
ARAMARK Corp.:
Line of Credit Facility Letter of Credit, 2.44%, 1/27/14		474	448,993
U.S. Term Loan, 4.676%, 1/26/14		7,462	7,067,441
John Maneely Co. Term Loan, 6.042% – 6.048%, 12/09/13		1,340	1,316,214
NES Rentals Holdings, Inc. Term Loan C, 9.50%, 7/20/13		3,020	2,295,197
West Corp. Term Loan B-2, 4.844% – 5.171%, 10/24/13		3,950	3,465,558

			14,593,403

Communications Equipment — 0.2%
SafeNet, Inc. First Lien Term Loan, 5.788%, 5/11/15		990	851,400

See Notes to Financial Statements.

8	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value

Computers & Peripherals — 0.2%
Intergraph Corp.:
First Lien Initial Term Loan, 4.809%, 5/29/14	USD	419	$397,756
Second Lien Term Loan, 8.809%, 11/28/14		1,000	960,000

			1,357,756

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FR Brand Acquisition Corp.) Letter of Credit, 2.688%, 2/07/14		493	450,922

Construction Materials — 0.3%
Headwaters, Inc. Term Loan B-1 (First Lien), 6.97%, 4/30/11		1,963	1,874,188

Containers & Packaging — 1.1%
Berry Plastics Group, Inc. Term Loan B, 9.791%, 6/05/14		9,449	5,196,997
Consolidated Container Co. LLC Second Lien Term Loan, 7.969% – 8.31%, 9/28/14		350	171,500
Graham Packaging Co., L.P. New Term Loan, 4.938% – 5.063%, 10/07/11		490	465,612

			5,834,109

Distributors — 0.2%
Keystone Automotive Operations, Inc. Term Loan, 5.963% – 5.972%, 1/12/12		1,673	1,170,799

Diversified Consumer Services — 0.9%
Coinmach Corp. Term Loan, 5.48% – 5.81%, 11/14/14		5,237	4,811,349

Diversified Financial Services — 0.6%
J.G. Wentworth LLC First Lien Term Loan, 5.051%, 4/04/14		4,000	3,080,000

Diversified Telecommunication Services — 1.5%
Hawaiian Telcom Term Loan C, 5.301%, 5/25/14 (e)		4,500	3,569,999
Winstar Communications Debtor In Possession, 6.366%, 12/31/06 (d)(f)(i)		3,162	4,790,235

			8,360,234

Electrical Equipment — 0.4%
Generac Acquisition Corp. First Lien Term Loan, 5.288%, 11/11/13		2,999	2,316,757

Energy Equipment & Services — 1.4%
Dresser, Inc.:
Second Lien Term Loan, 8.557%, 5/04/15		2,500	2,400,000
Term Loan B, 4.716% – 5.057%, 5/04/14		2,912	2,777,063
MEG Energy Corp.:
Delayed Draw Term Loan, 4.80%, 4/03/13		1,245	1,188,755
Initial Term Loan, 4.80%, 4/03/13		1,222	1,166,509

			7,532,327

Food & Staples Retailing — 0.4%
Bolthouse Farms, Inc. Second Lien Term Loan, 8.301%, 12/16/13		1,000	930,000
DS Waters of America, Term Loan, 4.719%, 10/29/12		1,000	925,000
McJunkin Corp. Term Loan, 6.051%, 1/31/14		493	484,292

			2,339,292

Floating Rate Loan Interests		Par (000)	Value

Food Products — 2.3%
Dole Food Co., Inc.:
Credit-Linked Deposit, 2.658%, 4/12/13	USD	608	$558,220
Tranche Term Loan B, 4.50% – 6%, 4/12/13		1,111	1,019,607
Tranche Term Loan C, 4.50% – 6%, 4/04/13		4,459	4,092,451
Eight O’Clock Coffee Term Loan, 5.25%, 7/31/12		907	870,348
Jetro Holdings, Inc. Term Loan, 5.05%, 5/11/14		1,938	1,830,938
Sturm Foods, Inc.:
First Lien Initial Term Loan, 5.25% – 5.375%, 1/31/14 (c)		988	804,813
Second Lien Initial Term Loan, 8.875%,7/31/14		1,250	762,500
Wrigley Co. Term Loan B, 6.402%, 8/11/14		3,000	3,011,787

			12,950,664

Health Care Equipment & Supplies — 1.0%
Biomet, Inc. Dollar Term Loan, 5.801%, 3/25/15		1,990	1,948,932
DJO Finance LLC Term Loan, 5.469% – 5.801%, 5/20/14		3,483	3,395,438

			5,344,370

Health Care Providers & Services — 1.1%
CCS Medical, Inc. First Lien Term Loan, 6.06%, 9/30/12		476	381,781
Community Health Systems, Inc. Funded Term Loan, 4.719% – 5.06%, 7/25/14		2,808	2,653,821
Rotech Healthcare, Inc. Term Loan B, 9.135%, 9/26/11		3,496	2,937,041

			5,972,643

Hotels, Restaurants & Leisure — 3.2%
Golden Nugget, Inc. Term Loan Second Lien, 5.73%, 12/31/14		1,500	915,000
Green Valley Ranch Gaming, LLC Term Loan, 5.719%, 8/16/14		750	376,875
Harrah’s Operating Co., Inc.:
Term Loan B-1, 5.80% – 5.801%, 1/28/15		554	486,221
Term Loan B-2, 5.80% – 5.801%, 1/28/15		698	611,580
Term Loan B-3, 5.80% – 5.801%, 1/28/15		493	431,786
Las Vegas Sands, LLC:
Delay Draw Term Loan, 4.56%, 5/23/14		800	680,727
Tranche Term Loan B, 4.56%, 5/23/14		3,168	2,695,680
OSI Restaurant Partners, Inc.:
Revolving Credit, 2.639%, 5/15/14		75	57,331
Term Loan B, 5.125%, 5/15/14		885	674,728
QCE LLC Second Lien Term Loan, 8.551%, 11/05/13		6,000	4,845,000
VML US Finance LLC (Venetian Macau):
Delay Draw Term Loan, 5.06%, 5/25/12		2,500	2,420,833
Funded Project Loan, 5.06%, 5/27/13		3,500	3,389,166

			17,584,927

Household Durables — 0.5%
American Residential Services LLC Second Lien Term Loan, 12%, 4/17/15		3,000	2,958,520

Household Products — 0.7%
Spectrum Brands, Inc.:
Letter of Credit, 2.314%, 4/15/13		282	242,214
Term Loan B-1, 6.69% – 6.804%, 4/15/13		4,115	3,535,101

			3,777,315

See Notes to Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value

IT Services — 2.4%
Activant Solutions Inc. Term Loan, 4.688% – 4.813%, 5/02/13	USD	3,686	$3,188,696
Audio Visual Services Group, Inc. Tranche Term Loan B, 8.31%, 8/28/14		1,000	880,000
Ceridian Corp. U.S. Term Loan, 5.464%, 11/09/14		3,500	3,290,000
First Data Corp.:
Initial Tranche B-2, 5.222% – 5.552%, 9/24/14		2,481	2,273,001
Initial Tranche B-3, 5.222% – 5.552%, 9/24/14		2,980	2,731,754
RedPrairie Corp. Term Loan:
5.50% – 7%, 7/20/12		885	832,086
5.75%, 7/20/12		296	277,770

			13,473,307

Independent Power Producers & Energy Traders — 1.3%
Texas Competitive Electric Holdings Co. LLC (TXU):
Term Loan B-2, 5.963% – 6.303%, 10/10/29		3,980	3,709,114
Term Loan B-3, 5.963% – 6.303%, 10/10/14		3,970	3,692,100

			7,401,214

Industrial Conglomerates — 0.3%
Sequa Corp. Term Loan B, 5.72% – 7.25%, 12/03/14		1,742	1,658,182

Insurance — 0.3%
Alliant Holdings I, Term Loan, 5.801%, 8/21/14		1,985	1,826,200

Internet & Catalog Retail — 0.3%
FTD Group, Inc. Tranche Term Loan B, 7.50%, 8/04/14		1,500	1,455,000

Machinery — 1.8%
Harrington Holdings, Inc. First Lien Term Loan, 4.719%, 1/11/14		988	915,906
Navistar International Corp.:
Revolving Credit Linked Deposit, 5.739% – 6.046%, 1/19/12		1,867	1,719,667
Term Advance, 6.046% – 6.292%, 1/19/12		5,133	4,729,083
OshKosh Truck Corp. Term Loan B, 4.22% – 4.43%, 12/06/13		1,865	1,696,372
Rexnord Corp. Payment In Kind Term Loan, 9.81%, 3/02/13		1,231	984,958

			10,045,986

Media — 13.6%
Affinion Group Holdings, Inc. Term Loan, 9.368%, 3/01/12		4,000	3,355,000
Cequel Communications, LLC (Cebridge):
Second Lien Term Loan, 7.301%, 5/05/14		10,021	8,778,592
Term Loan B, 4.804% – 6%, 11/05/13		1,578	1,472,817
Charter Communications, Operating LLC Replacement Term Loan, 4.67% – 4.80%, 3/06/14		11,691	10,211,980
ClientLogic Holding Corp. Term Loan B, 4.962% – 5.356%, 1/30/14		968	751,762
Easton-Bell Sports, Inc. Term Loan B, 8.98%, 5/01/12		4,251	3,272,954
Education Media and Publishing:
First Lien Term Loan B, 6.464%, 11/14/14		5,053	4,535,095
Second Lien Term Loan, 11.988%, 11/14/14		18,621	14,896,695

Floating Rate Loan Interests		Par (000)	Value

Media (concluded)
Ellis Communications Term Loan, 10%, 12/30/11	USD	6,330	$5,063,981
GateHouse Media Operating, Inc.:
Delay Draw Term Loan, 4.80% – 4.81%, 8/28/14		456	244,991
Initial Term Loan B, 4.81%, 8/28/14		1,636	879,280
Getty Images, Inc. Initial Term Loan, 7.25%, 7/02/15		1,000	998,438
Insight Midwest Holdings, LLC:
Delay Draw Term Loan, 4.47%, 4/07/14		4,150	3,985,299
Term Loan B, 4.49%, 4/06/14		1,250	1,200,391
Multicultural Radio Broadcasting Inc. Term Loan, 5.422%, 12/18/12		436	392,625
NEP II Inc. Term Loan B, 5.051%, 2/16/14		987	888,743
Newsday, LLC Term Loan, 9.75%, 8/01/13		5,500	5,489,688
Penton Media Inc. Second Lien Term Loan, 7.799%, 2/01/14		1,000	690,000
ProSiebenSat.1 Media AG:
Term Loan B, 7.526%, 6/30/15	EUR	500	504,115
Term Loan B, 7.11%, 6/30/16		1,000	1,008,230
Thomson Learning, Inc. Term Loan B-2, 7.50%, 7/05/14	USD	6,750	6,682,500

			75,303,176

Metals & Mining — 0.7%
Euramax International Plc:
First Lien Term Loan, 8%, 6/29/12		2,436	1,964,883
Second Lien Term Loan, 10.791%, 6/29/13		1,671	1,111,250
Second Lien Term Loan, 10.791%, 6/29/13		829	551,250

			3,627,383

Multi-Utilities — 0.5%
Coleto Creek:
Letter of Credit, 2.701%, 6/28/13		453	407,703
Term Loan B, 5.551%, 6/28/13		32	28,662
Energy Transfer Equity, LP Term Loan B, 4.553%, 11/01/12		750	726,407
NE Energy Second Lien Term Loan, 4.553%, 10/31/14		750	680,625
USPF Holdings Term Loan, 4.239%, 4/15/14		939	859,047

			2,702,444

Multiline Retail — 0.6%
Neiman Marcus Group, Inc. Term Loan, 4.422%, 4/06/13		3,750	3,478,976

Oil, Gas & Consumable Fuels — 2.5%
Big West Oil & Gas:
Delay Advanced Term Loan, 4.471% – 4.68%, 5/15/14		963	847,000
Initial Finance Term Loan, 4.68%, 5/15/14		770	677,600
Petroleum Geo-Services ASA Term Loan, 4.55%, 6/28/15		1,907	1,847,083
Scorpion Drilling Ltd. Second Lien Term Loan, 9.969%, 5/05/15		3,500	3,535,000
Turbo Beta Plc Bridge Loan, 14.50%, 3/15/18 (e)		5,920	5,801,693
Western Refining Inc. Term Loan, 7.75%, 5/30/14		1,379	1,188,751

			13,897,127

See Notes to Financial Statements.

10	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value

Paper & Forest Products — 0.9%
Boise Paper Holdings LLC (Aldabra Sub LLC) Second Lien Term Loan, 7.50%, 2/24/15	USD	1,496	$1,489,571
Verso Paper Finance Holdings LLC Term Loan, 9.033%, 2/01/13		3,671	3,441,900

			4,931,471

Pharmaceuticals — 0.5%
Pharmaceutical Technologies & Services (PTS) Term Loan, 5.051%, 4/15/14		2,970	2,591,325

Real Estate Management & Development — 1.3%
Enclave First Lien Term Loan, 6.14%, 3/01/12		4,000	3,324,000
Georgian Towers Term Loan, 6.14%, 3/01/12		4,000	3,242,000
Yellowstone Club Term Loan B, 4.844%, 10/15/10		438	364,537

			6,930,537

Road & Rail — 0.5%
Rail America, Inc.:
Canadian Term Loan, 6.79%, 8/14/09		242	240,764
Term Loan, 6.79%, 8/14/10		744	740,704
U.S. Term Loan, 6.79%, 8/14/09		1,878	1,869,008

			2,850,476

Software — 1.1%
Aspect Software Second Lien Term Loan, 9.875%, 7/05/12		7,000	6,300,000

Specialty Retail — 0.6%
ADESA, Inc. (KAR Holdings Inc.) Initial Term Loan B, 5.06%, 10/21/13		1,966	1,748,558
Burlington Coat Factory Warehouse Corp. Term Loan B, 5.06%, 5/28/13		981	759,343
Claire’s Stores Inc. Term Loan B, 5.219% – 5.56%, 5/29/14		1,480	988,982

			3,496,883

Textiles, Apparel & Luxury Goods — 0.1%
Renfro Corp. Tranche Term Loan B, 5.92% – 6.06%, 10/04/13		694	571,070

Wireless Telecommunication Services — 1.2%
Centennial Cellular Operating Co. New Term Loan, 4.469% – 4.801%, 2/09/11		4,750	4,647,082
IPC Systems Inc. Tranche Term Loan B1, 5.051%, 6/02/14		1,980	1,485,000
NG Wireless:
Delay Draw Term Loan, 5.219%, 7/31/14		140	133,356
Term Loan, 5.219%, 7/31/14		610	579,144

			6,844,582

Total Floating Rate Loan Interests — 58.8%			325,755,055

Common Stocks	Shares

Airlines — 0.3%
Delta Air Lines, Inc. (i)	221,600	1,801,608

Building Products — 0.1%
Neenah Enterprises Inc. (i)	144,858	320,136

Common Stocks	Shares	Value

Capital Markets — 0.3%
E*Trade Financial Corp. (i)	484,043	$1,548,938

Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (e)(i)	339,340	130,272
GenTek Inc. (i)	403	11,679

		141,951

Commercial Services & Supplies — 0.0%
New Outsourcing Solutions, Inc. (i)	90,875	181,751

Communications Equipment — 0.5%
Loral Space & Communications Ltd. (i)	150,354	2,762,003

Containers & Packaging — 0.2%
Smurfit Kappa Plc	36,342	234,483
Viskase Cos., Inc. (i)	1,428,423	714,211

		948,694

Diversified Financial Services — 0.2%
Preferred Term Securities VI, Ltd. (b)(i)	35,000	1,120,000

Electrical Equipment — 0.2%
Medis Technologies Ltd. (i)	286,757	897,549

Hotels, Restaurants & Leisure — 0.0%
HRP PIK Corp. Class B (b)(e)	5,000	50
Lodgian, Inc. (i)	27,787	235,078

		235,128

Multi-Utilities — 0.4%
CenterPoint Energy, Inc.	129,301	2,053,300

Oil, Gas & Consumable Fuels — 1.9%
EXCO Resources, Inc.	402,107	10,647,793

Paper & Forest Products — 1.3%
Ainsworth Lumber Co. Ltd.	1,190,019	3,418,307
Ainsworth Lumber Co. Ltd. (b)	1,335,501	3,843,259
Western Forest Products, Inc. Restricted Shares (i)	211,149	171,019

		7,432,585

Semiconductors & Semiconductor Equipment — 0.1%
Cypress Semiconductor Corp.	17,839	578,340

Specialty Retail — 0.5%
Movie Gallery, Inc.	503,737	2,518,685

Wireless Telecommunication Services — 0.1%
American Tower Corp. Class A (i)	18,671	771,672

Total Common Stocks — 6.1%		33,960,133

Preferred Securities

Capital Trusts		Par (000)

Diversified Financial Services — 0.6%
Citigroup, Inc., 8.40%, 4/29/49 (g)(j)	USD	4,200	3,565,884

Total Preferred Securities — 0.7%			3,565,884

See Notes to Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Warrants (k)	Shares		Value

Building Products — 0.1%
Neenah Enterprises Inc. (expires 9/30/13)		130,547	$281,982

Chemicals — 0.0%
GenTek Inc.:
Tranche B (expires 11/10/08)		471	7,536
Tranche C (expires 11/10/10)		231	2,657

			10,193

Health Care Providers & Services — 0.0%
HealthSouth Corp. (expires 1/16/14)		126,761	31,690

Media — 0.0%
Sirius Satellite Radio, Inc. (expires 5/15/09)		15,000	150

Specialty Retail — 0.0%
Movie Gallery, Inc. (expires 5/15/15) (e)		62,323	31,161

Total Warrants — 0.1%			355,176

Other Interests (l)	Beneficial Interest (000)

Airlines — 0.1%
Delta Air Lines, Inc. Default 8.33% Escrow	USD	5,505	130,744
Delta Air Lines, Inc. Default 10% Escrow		4,200	99,750

			230,494

Auto Components — 0.0%
Cambridge Industries, Inc. (Litigation Trust Certificates) (e)		3,615	36

Media — 0.0%
Adelphia Escrow (e)		7,500	750
Adelphia Preferred Escrow (e)		5	1
Adelphia Recovery Trust (e)		9,406	37,624
Adelphia Recovery Trust Series ACC-6B INT (e)		500	50

			38,425

Specialty Retail — 0.0%
Movie Gallery, Inc. Default Escrow (e)		21,700	217

Total Other Interests — 0.1%			269,172

Total Long-Term Investments (Cost — $898,493,502) — 134.8%			746,384,961

Short-Term Securities

BlackRock Liquidity Series, LLC Cash Sweep Series, 2.41% (m)(n)		3,510	3,509,510

Total Short-Term Securities (Cost — $3,509,510) — 0.6%			3,509,510

Total Investments (Cost — $902,003,012*) — 135.4%			749,894,471
Liabilities in Excess of Other Assets — (35.4)%			(195,927,261)

Net Assets — 100.0%			$553,967,210

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2008, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$902,439,385

	Gross unrealized appreciation	$16,804,929
	Gross unrealized depreciation	(169,349,843)

	Net unrealized depreciation	$(152,544,914)

(a)	Convertible security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Issuer filed for bankruptcy or is in default of interest payments.

(e)	Security is fair valued.

(f)	As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity. The security is non-income producing.

(g)	Variable rate security. Rate is as of report date.

(h)	Represents a step bond.

(i)	Non-income producing security.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(m)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity (000)	Income

BlackRock Liquidity Series, LLC Cash Sweep Series	$3,510	$62,421

(n)	Represents the current yield as of report date.

•

For Fund compliance purposes,the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

12	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Schedule of Investments (concluded)

•	Foreign currency exchange contracts as of August 31, 2008 were as follows:

	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)

	EUR	1,500,000	USD	2,226,905	10/23/2008	$(32,852)
	USD	3,271,496	CAD	3,500,000	10/23/2008	(22,508)
	USD	14,618,273	EUR	9,765,500	10/23/2008	334,259

	Total					$278,899

•	Swaps outstanding as of August 31, 2008 were as follows:

	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Sold credit default protection on Ford Motor Co. and receive 3.80%

Broker, Lehman Brothers Special Finance
Expires March 2010	USD	10,000	$(2,055,880)

Sold credit default protection on BAA Ferovial Junior Term Loan and receive 2.0%

Broker, Deutsche Bank AG London
Expires June 2012	GBP	1,733	(195,669)

Bought credit default protection on Dow Jones CDX North America High Yield Index 10.V1 and pay 5.0%

Broker, Credit Suisse
Expires June 2013	USD	7,444	22,912

Bought credit default protection on Dow Jones CDX North America High Yield Series 10 Index and pay 5.0%

Broker, Morgan Stanley
Expires June 2013	USD	2,324	98,374

Bought credit default protection on Dow Jones CDX North America High Yield Index Series 10 and receive 5.0%

Broker, Morgan Stanley
Expires June 2013	USD	6,668	177,548

Total			$(1,952,715)

•	Currency Abbreviations:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

•

Effective March 1, 2008,the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements as contained in its annual report.

The following table summarizes the inputs used as of August 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1	$28,460,512	—
Level 2	673,340,280	$(1,673,816)
Level 3	48,093,679	—

Total	$749,894,471	$(1,673,816)

*	Other financial instruments are foreign currency exchange contracts and swaps.

The following is a reconciliation of investments for unobservable inputs (Level 3):

Investments in Securities

Balance, as of February 29, 2008	$2,994,080
Accrued discounts/premiums	5,351
Realized loss	(230,228)
Change in unrealized depreciation	(27,541,557)
Net purchases (sales)	5,531,963
Net transfers in/out of Level 3	67,334,070

Balance, as of August 31, 2008	$48,093,679

See Notes to Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	13

Statement of Assets and Liabilities

August 31, 2008 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $898,493,502)	$746,384,961
Investments at value — affiliated (cost — $3,509,510)	3,509,510
Cash	403,485
Foreign currency at value (cost — $37,034)	33,685
Unrealized appreciation on unfunded corporate loans	4,903
Unrealized appreciation on foreign currency exchange contracts	334,259
Swap premium paid	925,893
Unrealized appreciation on swaps	298,834
Interest receivable	13,773,327
Investments sold receivable	718,147
Swaps receivable	78,114
Dividends receivable	81,432
Commitment fees receivable	2,020
Margin variation receivable	16,606
Other assets	90,039
Prepaid expenses	43,667

Total assets	766,698,882

Liabilities

Loan payable	201,000,000
Unrealized depreciation on foreign currency exchange contracts	55,360
Unrealized depreciation on swaps	2,251,549
Investments purchased payable	8,201,858
Income dividends payable	412,599
Investment advisory fees payable	397,504
Interest on loans payable	150,131
Officer’s and Directors’ fees payable	24,052
Swaps payable	187,083
Other affiliates payable	3,842
Deferred income	12,780
Other liabilities	34,914

Total liabilities	212,731,672

Net Assets	$553,967,210

Net Assets Consist of

Par value, $0.10 per share (106,878,613 shares issued and outstanding)	$10,687,861
Paid-in capital in excess of par	981,962,528
Undistributed net investment income	3,453,049
Accumulated net realized loss	(288,357,590)
Net unrealized appreciation/depreciation	(153,778,638)

Net Assets, $5.18 net asset value per share	$553,967,210

Statement of Operations

Six Months Ended August 31, 2008 (Unaudited)

Investment Income

Interest	$36,162,222
Income from affiliates	62,999
Dividends	441,909
Facility and other fees	458,234

Total income	37,125,364

Expenses

Investment advisory	2,349,669
Borrowing costs	268,363
Professional	164,317
Accounting services	72,493
Transfer agent	41,807
Printing	26,297
Custodian	23,683
Officer and Directors	21,018
Registration	16,236
Miscellaneous	31,658

Total expenses excluding interest expense	3,015,541
Interest expense	3,345,046

Total expenses	6,360,587

Net investment income	30,764,777

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(21,846,896)
Options written	480,000
Swaps	(41,235)
Foreign currency	(243,578)

(21,651,709)

Net change in unrealized appreciation/depreciation on:
Investments	(16,179,190)
Swaps	(725,091)
Foreign currency	430,852
Unfunded corporate loans	285,999

(16,187,430)

Total realized and unrealized loss	(37,839,139)

Net Decrease in Net Assets Resulting from Operations	$(7,074,362)

See Notes to Financial Statements.

14	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2008 (Unaudited)	Year Ended February 29, 2008

Operations

Net investment income	$30,764,777	$69,889,218
Net realized loss	(21,651,709)	(4,139,979)
Net change in unrealized appreciation/depreciation	(16,187,430)	(148,756,602)

Net decrease in net assets resulting from operations	(7,074,362)	(83,007,363)

Dividends to Shareholders From

Net investment income	(33,968,419)	(71,016,850)

Capital Share Transactions

Reinvestment of dividends	805,684	2,284,457

Net Assets

Total decrease in net assets	(40,237,097)	(151,739,756)
Beginning of period	594,204,307	745,944,063

End of period	$553,967,210	$594,204,307

End of period undistributed net investment income	$3,453,049	$6,656,691

See Notes to Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	15

Statement of Cash Flows

For the Six Months Ended August 31, 2008 (Unaudited)

Cash Provided by Operating Activities

Net decrease in net assets resulting from operations	$(7,074,362)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	2,813,374
Decrease in prepaid expenses and other assets	149,272
Increase in other liabilities	6,978
Paid-in-kind income	(1,214,154)
Swap premium paid	(1,554,666)
Net realized and unrealized loss	42,090,911
Amortization of premium and discount on investments	(1,352,057)
Proceeds from sales and paydowns of long-term investments	216,829,879
Purchases of long-term investments	(220,377,725)
Net purchases of short-term investments	(3,499,404)

Net cash provided by operating activities	26,818,046

Cash Used for Financing Activities

Cash receipts from loans	188,000,000
Cash payments from loans	(186,000,000)
Cash dividends paid	(33,165,722)

Net cash used for financing activities	(31,165,722)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	(7,301)

Cash

Net decrease in cash	(4,354,977)
Cash at beginning of period	4,792,147

Cash and foreign currency at end of period	$437,170

Cash Flow Information

Cash paid during the period for interest	$3,353,626

Non-Cash Financing Activities

Reinvestment of dividends	$805,684

See Notes to Financial Statements.

16	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Financial Highlights

	Six Months Ended August 31, 2008 (Unaudited)	Year Ended February 29, 2008				Year Ended February 29, 2004

			Year Ended February 28,

			2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$5.57	$7.01	$6.69	$7.06	$6.71	$5.35

Net investment income[1]	0.29	0.66	0.68	0.63	0.67	0.75
Net realized and unrealized gain (loss)	(0.36)	(1.43)	0.28	(0.35)	0.34	1.40

Net increase (decrease) from investment operations	(0.07)	(0.77)	0.96	0.28	1.01	2.15

Dividends from net investment income	(0.32)	(0.67)	(0.64)	(0.65)	(0.66)	(0.79)

Capital changes with respect to issuance of shares	—	—	—	—	—	0.00 [2]

Net asset value, end of period	$5.18	$5.57	$7.01	$6.69	$7.06	$6.71

Market price, end of period	$5.10	$5.43	$7.28	$6.77	$6.71	$6.69

Total Investment Return[3]

Based on net asset value	(1.33)%[4]	(11.72)%	15.35%	4.57%	15.95%	41.84%

Based on market price	(0.35)%[4]	(17.13)%	18.37%	11.34%	10.53%	26.31%

Ratios to Average Net Assets

Total expenses, excluding interest expense	1.03%[5]	0.99%	0.99%	1.02%	1.02%	1.00%

Total expenses	2.17%[5]	3.13%	3.16%	2.63%	1.83%	1.53%

Net investment income	10.49%[5]	9.90%	9.97%	9.55%	9.84%	12.22%

Supplemental Data

Net assets, end of period (000)	$553,967	$594,204	$745,944	$708,411	$745,256	$706,261

Average loan outstanding during the period (000)	$195,989	$272,846	$283,906	$294,371	$304,549	$239,315

Loan outstanding, end of period (000)	$201,000	$199,000	$298,600	$259,900	$298,400	$269,075

Portfolio turnover	26%	51%	65%	46%	60%	70%

Asset coverage, end of period per $1,000	$3,756	$3,986	$3,498	$3,726	$3,498	$3,625

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	17

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swap agreements are valued by quoted fair values received daily by the Fund’s pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Credit default swaps — The Fund may invest in credit default swaps, which are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counter-party to make a specific payment should a negative credit event take place. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains and losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

18	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Notes to Financial Statements (continued)

•

Foreign currency exchange contracts — The Fund may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•

Options — The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loans: The Fund invests in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

The Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recognized on the accrual basis. When the Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	19

Notes to Financial Statements (continued)

with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregate assets in connection with certain investments (e.g. swaps), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remain open for the years ended February 28, 2005 through February 28, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161,” was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”) defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover the Fund’s deferred compensation liability are included in other assets on the Statements of Assets and Liabilities.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

20	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Notes to Financial Statements (concluded)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended August 31, 2008, the Fund reimbursed the Advisor $4,115 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended August 31, 2008 were $205,956,447 and $212,066,670, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares without approval of the holders of Common Shares.

Shares issued and outstanding during the six months ended August 31, 2008 and year ended February 29, 2008 increased by 142,855 and 332,989, respectively, as a result of dividend reinvestment.

5. Commitments:

The Fund may invest in floating rate loans. In connection with these investments, the Fund may, with its Advisor, also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period. As of August 31, 2008, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Commitment (000)	Value of Underlying Loans (000)

Community Health Systems, Inc.	$144	$136

6. Short-Term Borrowings:

On May 16, 2008, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. (“Citicorp”), as Agent, certain secondary backstop lenders and certain asset securitization conduits, as lenders (the “Lenders”). The agreement was renewed for one year and has a maximum limit of $309,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through highly rated commercial paper. The Fund has granted a security interest in substantially all of its assets to, and in favor of, the Lenders as security for its obligations to the Lenders. The interest rate on the Fund’s borrowings is based on the interest rate carried by the commercial paper plus a program fee. In addition, the Fund pays a liquidity fee to the secondary backstop lenders and the agent. These amounts are shown on the Statement of Operations as borrowing costs.

For the six months ended August 31, 2008, the daily weighted average interest rate was 1.71%.

7. Capital Loss Carryforward:

On February 29, 2008, the Fund had a capital loss carryforward of $259,454,191, of which $21,442,332 expires in 2009, $90,564,493 expires in 2010, $85,285,305 expires in 2011, $17,223,475 expires in 2012, $21,126,025 expires in 2013, $20,233,987 expires in 2014 and $3,578,574 expires in 2015. This amount will be available to offset future realized capital gains.

8. Subsequent Events:

The Fund paid an ordinary income dividend in the amount of $0.053000 per share on September 30, 2008 to shareholders of record on September 15, 2008.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

As of August 31, 2008, the Fund had a swap contract outstanding with Lehman Brothers Holdings Inc. (“Lehman”) as the counterparty with net unrealized depreciation of $2,055,880 and swaps interest receivable of approximately $78,000. On September 15, 2008, Lehman filed for Chapter 11 bankruptcy, and on that date, the Fund terminated this contract and realized a loss of approximately $1,309,000.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	21

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board (the members of which are referred to as “Directors”) of the BlackRock Debt Strategies Fund, Inc. (the “Fund”) met in April and May 2008 to consider approving the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Advisor. The Board also considered the approval of the Fund’s subadvisory agreement (the “Subadvisory Agreement” and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, the Fund entered into the Advisory Agreement and the Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of the Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by the Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”); (d) the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of the Fund, including comparisons of the Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) the Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as the Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

22	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and SEC statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to the Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to the Fund, narrative and statistical information concerning the Fund’s performance record and how such performance compares to the Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Fund. The Advisors and their affiliates provided the Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisors and their affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Fund’s website; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the Fund’s historic performance and the Fund’s one-, three- and five-year total returns (as applicable) relative to its Peers (including the Peers’ median performance). The Board was provided with a description of the methodology used by Lipper to select the Fund’s Peers. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that in general the Fund performed better than its Peers in that the Fund’s performance was at or above the median in at least two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the Fund’s current management fee structure and the Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Fund paid contractual management fees lower than or equal to the median contractual fees paid by its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	23

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive which are attributable to their management of the Fund.

E. Economies of Scale: In reviewing the Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Fund (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Fund, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Fund’s shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing and approving the continuation of the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling, but considered all factors together, and different Directors may have attributed different weights to the various factors considered. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that the Fund’s fees are reasonable in light of the services to be provided to the Fund and that each Agreement should be approved.

24	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chair of the Board,
Chair of the Audit Committee and Director
G. Nicholas Beckwith, III, Director
Richard S. Davis, Director
Kent Dixon, Director
Frank J. Fabozzi, Director
Kathleen F. Feldstein, Director
James T. Flynn, Director
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard Surloff, Secretary

Custodian

The Bank of New York Mellon
New York, NY 10286

Transfer Agent

BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	25

Additional Information

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

26	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2008	27

This report is transmitted to shareholders only. It is not a prospectus. The Fund leverages its Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

BlackRock Debt Strategies Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#DEBT-8/08

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report
12(a)(2) –	Certifications – Attached hereto
12(a)(3) –	Not Applicable
12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Debt Strategies Fund, Inc.

Date: October 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: October 20, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: October 20, 2008